SECURITIES AND EXCHANGE COMMISSION

Washington, D. C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2006

NEXT, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-25247	95-4675095
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7625 Hamilton Park Drive, Suite 12, Chattanooga, Tennessee 37421

(Address of principal executive offices)

423-296-8213

(Registrant’s telephone number, including area code)

___________________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.

On October 5, 2006, the Company will be holding a conference call to discuss third quarter results at 11:00 AM Eastern time.  Information on how to participate in the call is available via a press release issued on September 29, 2006.  The call-in number to participate in the call is 719-457-2693.

Item 9.01.  Financial Statements and Exhibits.

(c)

Exhibits

99.1

Press release dated September 29, 2006 with details pertaining to the Company’s third quarter conference call, to be held October 5, 2006.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEXT, INC.

Date: October 5, 2006

By: /s/ Charles L. Thompson

Charles L. Thompson

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated September 29, 2006 with details pertaining to the Company’s third quarter conference call, to be held October 5, 2006.